M Fund, Inc. (the "Corporation")

Supplement dated November 12, 2020 to the

Summary Prospectus of the M Capital Appreciation Fund, and

Prospectus and Statement of Additional Information of the Corporation,

each dated May 1, 2020

Effective December 31, 2020, Michael A. Cavarretta will be retiring as a portfolio manager to the M Capital Appreciation Fund (the "Fund"). Accordingly, all references to Michael A. Cavarretta will be hereby deleted from the Prospectus, Summary Prospectus and Statement of Additional Information dated May 1, 2020, effective December 31, 2020.

Andrew B. Bennett and Peter G. Kuechle will remain primarily responsible for the day-to-day management of the Fund.

Please retain this Supplement for future reference.